UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 19, 2023
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.
The information reported in this Item 7.01, including the press release attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

On October 19, 2023, HPE issued a press release entitled “Hewlett Packard Enterprise provides outlook that will further accelerate shareholder value at HPE Securities Analyst Meeting 2023” regarding its 2023 Securities Analyst Meeting, during which Hewlett Packard Enterprise provided a strategy update and financial outlook for its 2024 fiscal year. A copy of this press release regarding HPE's 2023 Securities Analyst Meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The slides presented at the 2023 Securities Analyst Meeting will be available for a period of one year from the date of the event, at www.hpe.com/investor/SAM2023.

Forward-looking statements
This Form 8-K and the press release furnished herewith contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “guidance,” “intend,” “will,” "may," and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of financial performance, plans, strategies and objectives of management for future operations or performance. Risks, uncertainties and assumptions include those that are described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise’s Securities and Exchange Commission reports. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Hewlett Packard Enterprise Company Press Release, dated October 19, 2023 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: October 19, 2023	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary